EXHIBIT 10.1



                            FOURTH AMENDMENT TO
                       THE RESTORATION BENEFIT PLAN
               OF TALLEY MANUFACTURING AND TECHNOLOGY, INC.


          Effective November 30, 1975, Talley Industries, Inc., the predecessor sponsor to Talley Manufacturing and Technology, Inc., a Delaware corporation (the "Company"), adopted the Restoration Benefit Plan of Talley Industries, Inc. (the "Plan"). The Plan was amended and restated in its entirety effective Janu-ary 1, 1985, and was thereafter amended several times. The most recent amendment changed the name of the Plan to the "Restoration Benefit Plan of Talley Manufacturing and Technology, Inc." By this instrument, the Company intends to amend the Plan to restore the benefits lost by certain participants in Talley Savings Plus as a result of the limitations under the Internal Revenue Code of 1986, as amended (the "Code") on compensation, annual additions and contributions and the Code's nondiscrimination rules.
          1. This Amendment shall amend only those Sections and subsections set forth herein and those Sections and subsections not amended hereby shall remain in full force and effect.
          2. Section 1 of the Plan is hereby amended in its entirety to read as follows:

                                 SECTION 1
                                Declaration

          The Restoration Benefit Plan of Talley Manufacturing and Technology, Inc., as amended, is intended to restore benefits lost under The Retirement Plan of Talley Manufac-turing and Technology, Inc. and Talley Savings Plus (collec-tively referred to as the "Plans") as a result of the opera-tion of certain limitations under the Internal Revenue Code






















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     of 1986 (the "Code") with respect to a select group of
     executives and key employees of the Company. By reason of the certain limitations of the Code, and pursuant to the terms and provisions of the Plans, a Participant's benefits and employer contributions and forfeitures under the "Plans" may be reduced (from the benefits and contributions other-wise payable in the absence of the limitations of the Code).

          The Restoration Benefit Plan, as amended, has been established and will be maintained in part as an "excess benefit plan" described in accordance with Section 3(36) of the Employee Retirement Income Security Act of 1974 (herein-after referred to as the "Act") and exempt under Section 4(b) of the Act and in part as an unfunded plan of deferred compensation for a select group of management and highly compensated employees exempt from the participation, vest-ing, funding and fiduciary responsibility provisions of the Act under Sections 201(2), 301(a)(3) and 401(a)(1) of the Act.

          3. Section 2 is hereby amended in its entirety to read as follows:

          2.1  Definitions.   Terms in this Plan shall have the
     meanings given in Article Two of the Retirement Plan, gov-erning definitions and construction, except where such terms are defined in this Restoration Benefit Plan or where the context clearly requires otherwise:

               (a)  "Company" - TALLEY MANUFACTURING
          AND TECHNOLOGY, INC., a Delaware corporation, and each corporation that succeeds to sub-stantially all of the business of the Company and elects to continue the Plan hereunder.

               (b)  "Plan" shall mean the Restoration
          Benefit Plan of Talley Manufacturing and
          Technology, Inc., as the same may be amended from time to time.

               (c)  "Retirement Plan" - The Retirement
          Plan of Talley Manufacturing and Technology,
          Inc., as the same may be amended from time to time.

               (d)  "Savings Plan" - Talley Savings
          Plus, as the same may be amended from time to time.







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          2.2  Construction.  If any provision of this Plan is
     determined to be invalid or unenforceable, the remaining provisions shall remain in full force and effect. This Plan shall be construed together with the Retirement Plan and the Savings Plan in order to effectuate full accrual and payment of all the benefits described hereunder.

          4. Section 4.1 is hereby amended in its entirety to read as follows:

          4.1 Any executive or key employee of the Company shall be eligible for consideration as a Participant in this Plan, in whole or in part. The Committee may, in its discretion, designate as Participants those employees whose benefits under the Retirement Plan and/or whose share of Company contribution and forfeiture allocations under the Savings Plan will be reduced by reason of

               (a)  the limitations of Section 415 of
          the Code and the terms and provisions of the Plan, as determined by the Company's actuari-al consultants;

               (b)  the annual limitation on the com-
          pensation which may be taken into account under the Retirement Plan and/or the Savings
          Plan each Plan Year (as adjusted annually for increases in the cost of living in accordance with Section 415(d) of the Code) under Sec-tion 401(a)(17) of the Code;

               (c)  the limitation imposed by Sec-
          tion 402(g) of the Code on the contributions that may be made by a Participant on a pre-tax basis;

               (d)  the limitations imposed by Section
          401(k)(3)(A) of the Code on the contributions that may be made by a Participant who is a "highly compensated employee" (as defined in Code Section 414(q)) on a pre-tax basis in order to satisfy the nondiscrimination tests set forth in said Code section; or

               (e)  the limitations imposed by Sec-
          tion 401(m) of the Code on the aggregate employer matching contributions and voluntary after-tax employee contributions that may be made by or on behalf of a Participant who is a "highly compensated employee" (as defined in Code Section 414(q)) in order to satisfy the nondiscrimination tests set forth in said
          Code section.


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     The Committee may designate employees as Participants in
     one (1) or more of the features of the Plan as set forth above in Section 4.1 in connection with their participation in the Retirement Plan and/or the Savings Plan. Designation of an employee as a Participant with respect to one (1) such plan but not the other shall not give the employee the right to participate in this Plan with respect to the plan as to which the employee has not been specifically designated as a Participant by the Committee. An employee shall be advised of which of the foregoing features of the Plan he is enti-tled to participate in and any limitations on the employee's participation at the time of his designation as a Partici-pant in the Plan. An employee who is a Participant in one (1) or more features of this Plan may not be removed from participation in this Plan until he has received pay-ment of all amounts accrued by him under such features.

          5. Section 5.3 is hereby redesignated as Section 5.5, and new Sections 5.3 and 5.4 are hereby added to the Plan which shall read as follows:

          5.3 Any Participant selected by the Committee to participate in the features set forth in Section 4.1 and who participates in the Savings Plan (or his spouse or other beneficiary in the event of the death of the Participant) shall be entitled to a benefit hereunder equal to the aggre-gate amount of Company contributions and forfeitures (but not employee pre-tax or after-tax contributions) that would have been allocated to the Participant's accounts under the Savings Plan for a Plan Year but for (a) the limitations of
     Section 415 of the Code, (b) the limitation on compensation that may be taken into account for the Plan Year under
     Section 401(a)(17) of the Code, (c) the annual limitation on pre-tax contributions under Section 402(g) of the Code,
     (d) the limitations on pre-tax contributions imposed on "highly compensated employees" (as defined in Section 414(q) of the Code) under Section 401(k)(3)(A) of the Code, (e) the limitations on the aggregate employer matching contributions and employee voluntary after-tax contributions made by or on behalf of "highly compensated employees" (as defined in Code
     Section 414(q)) under Section 401(m) of the Code, and (f) the corresponding provisions of the Savings Plan, reduced by the aggregate amount of Company contributions and forfei-tures actually allocated to the Participants account under the Savings Plan for that Plan Year. Pursuant to the terms and provisions of the Savings Plan, no amount shall be pay-able pursuant to this Section 5.3 on account of the fact that a Participant directed contributions under the Savings Plan at a rate less than the maximum rate permitted under the Savings Plan, except as may have been required as a result of (i) the limitations of Section 415 of the Code,


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     (ii) the limitation on compensation set forth in Section 401(a)
     (17) of the Code, (iii) the annual limitation on pre-tax contributions under Section 402(g) of the Code, (iv) the limitations on pre-tax contributions imposed on "highly compensated employees" (as defined in Section 414(q) of the Code) under Section 401(k)(3)(A) of the Code, (v) the limi-tations on the aggregate employer matching contributions and employee voluntary contributions made by or on behalf of "highly compensated employees" (as defined in Code Sec-tion 414(q)) under Section 401(m) of the Code, and (vi) the corresponding provisions of the Savings Plan.

          5.4 Benefits payable pursuant to Section 5.3 as deter-mined by the Committee shall be distributed to the Partici-pant (or to his designated beneficiary in the event of his death) each year in a lump sum. The Company shall distrib-ute to such Participant the amount to which the Participant is entitled under this Section 5.4 as promptly as possible following the approval of the annual benefit calculation by the Committee.

          6.   This Amendment shall be effective as of January 1,
1994.
          Except as amended by this instrument, the Company
hereby ratifies and confirms the Plan as amended and restated
effective January 1, 1985, and thereafter amended.
          Dated:         July 23       , 1996.

                         TALLEY MANUFACTURING AND
                           TECHNOLOGY, INC.


                              Donald J. Ulrich, Jr.
                         By -----------------------------------
                           Its Chairman, Executive Compensation
                                 Committee

AGREED AND APPROVED:


William H. Mallender
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William H. Mallender



Jack C. Crim
- ----------------------
Jack C. Crim